UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

INTERNATIONAL LEADERS CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53780	27-0491634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530 Las Vegas, NV	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (702) 628-8899

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 1, 2017, International Leaders Capital Corporation (the “Company”) completed the purchase of 100% interest of International Leadership Center Holdings Limited, a British Virgin Islands company (“BVI ILC”). The Company purchased the stock of BVI ILC from Michael Chi Chung Leung who owned 100% of the outstanding stock of BVI ILC for a purchase price is $2,500. A copy of the Share Purchase Agreement is attached hereto as Exhibit 99.1.

Item 5.01.  Changes in Control of Registrant

On December 1, 2017, ILC Holdings, LLC, a shareholder of the Company, agreed to sell 25,000 shares of the Company’s Series B preferred stock in a private sale. These 25,000 shares of Series B preferred stock represent approximately 99% of the voting control of the Company, to Cihan Huang, and the Company experienced a change in control.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chang Wang

Effective December 1, 2017, Chang Wang resigned as the Chief Operating Officer, Secretary and Treasurer of International Leaders Capital Corporation (the “Company”).  Ms. Wang’s resignation is for personal reasons and not in connection with any known disagreement with the Company on any matter, and she will remain as a Director of the Company.

Appointment of Zhou Bing

Effective December 1, 2017, the Board appointed Zhou Bing as the Company’s Chief Operating Officer, Secretary and Treasurer.

Mr. Zhou brings over 14 years of entrepreneurial business development and management experience. From September 1998 to December 2003, Mr. Zhou acted as a technician for Shenzhen European and American Industrial Product Factory Co., Ltd. From January 2004 to February 2015, Mr. Zhou served as General Manager for Guangzhou Cihan Enterprise Management Consultants Co., Ltd. From March 2015 till August 2017 Mr. Zhou was appointed as Chairman of the Board of Shenzhen Kaici Fund Management Co., Ltd.

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Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
99.1	Share Purchase Agreement.	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL LEADERS CAPITAL CORPORATION (Registrant)
Date: December 7, 2017	By: /s/ Cihan Huang Cihan Huang Chief Executive Officer

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